UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2026

LIBERTY ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
950 17th Street, Suite 2400
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)
(303) 515-2800
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, Liberty Energy Inc. (the “Company”) has entered into various equipment supply contracts for the purchase of power generation equipment, including engines, balance of plant equipment, and related services for its distributed power solutions business for an aggregate price of approximately $1.3 billion, with total remaining commitments of $1.1 billion, each as of June 30, 2026. These equipment supply contracts include the following agreements: (i) that certain supply contract by and between Northeast-Western Energy Systems USA LLC (“NES-WES”) and Liberty Advanced Equipment Technologies LLC, a wholly owned subsidiary of the Company (the “Purchaser”), dated February 13, 2026 (the “NES-WES Contract”), as subsequently amended by Amendment Number 1, dated May 27, 2026 (“Amendment No. 1”), (ii) those certain supply contracts by and between Bergen Engines AS and the Purchaser, each dated May 1, 2026, and (iii) that certain equipment supply contract by and between Wärtsilä North America, Inc. and the Purchaser, dated June 22, 2026. In addition, on July 22, 2026, the Company entered into an additional equipment supply contract with Caterpillar Inc., which has a purchase price of approximately $801 million. The Company subsequently determined that, while it had disclosed the capital commitment associated with the NES-WES Contract, it had inadvertently omitted other details concerning the NES-WES Contract and Amendment No. 1 thereto from its filings with the Securities and Exchange Commission (“SEC”). The Company is filing this Current Report on Form 8-K to make additional disclosures concerning the specific terms of the NES-WES Contract and Amendment No. 1. For clarity, none of the disclosure herein represents new capital commitments, and the capital commitments associated with the NES-WES Contract and Amendment No. 1 were already included in the Company’s prior SEC disclosures as of June 30, 2026.

Item 1.01 Entry into a Material Definitive Agreement.

Supply Contract for Power Generation Equipment

On February 13, 2026, the Purchaser and NES-WES entered into the NES-WES Contract for the purchase of power generation equipment, including engines and certain balance of plant equipment, and related services (collectively, the “Equipment”), for the Company’s prospective data center and other distributed power projects. The NES-WES Contract has a purchase price of approximately $493.2 million (the “Contract Price”). The Contract Price includes amounts for certain tariffs and transportation costs, which are subject to adjustment based on actual costs incurred and settled at the final payment milestone. On May 27, 2026, the Purchaser and NES-WES entered into Amendment No. 1, which amended certain milestone invoice and payment events.

The payment schedule for the Contract Price includes a down payment due in connection with signing the NES-WES Contract, and the remaining payments are to be made in installments relating to the scheduling, delivery, and takeover of the Equipment, as amended by Amendment No. 1. Delivery milestones, performance testing, and takeover of the Equipment, as amended by Amendment No. 1, are scheduled to occur in 2028 and 2029.

The NES-WES Contract provides limits on each party’s total liability and that neither party shall be liable to the other for indirect, special, punitive, incidental, or consequential damages. NES-WES is subject to paying liquidated damages under certain conditions for failure to achieve delivery milestones and performance guarantees. The NES-WES Contract provides that performance deadlines may be extended for certain delays, including force majeure events. The Purchaser may terminate the NES-WES Contract for convenience at any time, subject to payment of a termination charge. NES-WES may suspend performance and terminate the NES-WES Contract for the Purchaser’s failure to make required payments, following notice and a cure period.

The foregoing description of the NES-WES Contract and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the NES-WES Contract and Amendment No. 1, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, including those with respect to the delivery timelines for Equipment under the NES-WES Contract, the timing and amount of payments under the NES-WES Contract, performance of the Equipment being acquired under the NES-WES Contract, and the performance of NES-WES under the NES-WES Contract. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “outlook,” “project,” “plan,” “position,” “believe,” “intend,” “achievable,” “forecast,” “assume,” “anticipate,”

“will,” “continue,” “potential,” “likely,” “should,” “could,” and similar terms and phrases. However, the absence of these words does not mean that the statements are not forward-looking. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation and expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1*+	Contract for the Sale of Equipment with Buyer’s Purchase Order, dated February 13, 2026, by and between Liberty Advanced Equipment Technologies LLC and Northeast-Western Energy Systems USA LLC

10.2*
Amendment No. 1 to the Contract for the Sale of Equipment with Buyer’s Purchase Order, dated May 27, 2026, by and among Liberty Advanced Equipment Technologies LLC and Northeast-Western Energy Systems USA LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit have been redacted because the Company has determined that the redacted information is not material and is the type that the Company treats as private or confidential.

+	Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ENERGY INC.

Dated: September 18, 2026	By:	/s/ R. Sean Elliott
R. Sean Elliott
Chief Legal Officer and Corporate Secretary